ADDENDUM TO MEDICARE MANAGED CARE CONTRACT PURSUANT TO
SECTIONS 1860D-1 THROUGH 1860D-42 OF THE SOCIAL SECURITY ACT
FOR THE OPERATION OF A VOLUNTARY MEDICARE PRESCRIPTION
DRUG PLAN
The Centers for Medicare & Medicaid Services (hereinafter referred to as “CMS”) and
     , a Medicare
managed care organization (hereinafter referred to as the MA-PD Sponsor) agree to amend the contract (INSERT “H” OR “R” NUMBER) governing the MA-PD Sponsor’s operation of a Part C plan described in Section 1851(a)(2)(A) of the Social Security Act
(hereinafter referred to as “the Act”) or a Medicare cost plan to include this addendum under which the MA-PD Sponsor shall operate a Voluntary Medicare Prescription Drug
Plan pursuant to sections 1860D-1 through 1860D-42 (with the exception of section
1860D-22 and 1860D-31) of the Act.
This addendum is made pursuant to Subpart L of 42 CFR Part 417 (in the case of cost plan sponsors offering a Part D benefit) and Subpart K of 42 CFR Part 422 (in the case of an MA-PD Sponsor offering a Part C plan).
NOTE: For purposes of this addendum, unless otherwise noted, reference to an “MA-PD
Sponsor” or “MA-PD Plan” is deemed to include a cost plan sponsor or a MA private fee-for-service contractor offering a Part D benefit.

Article I
Medicare Voluntary Prescription Drug Benefit
A. The MA-PD Sponsor agrees to operate one or more Medicare Voluntary Prescription
Drug Plans as described in its application and related materials, including but not limited to all the attestations contained therein and all supplemental guidance, for
Medicare approval and in compliance with the provisions of this addendum, which incorporates in its entirety the Solicitation For Applications from Prescription Drug
Plans released on January 21, 2005 (as revised on March 9, 2005) [applicable to
Medicare Part C contractors] or the Solicitation for Applications from Cost Plan
Sponsors released on January 21, 2005 (as revised on March 9, 2005) [applicable to
Medicare cost plan contractors] (hereinafter collectively referred to as “the addendum”). The MA-PD Sponsor also agrees to operate in accordance with the regulations at 42 CFR §423.1 through 42 CFR §423.910 (with the exception of
Subparts Q, R, and S), sections 1860D-1 through 1860D-42 (with the exception of sections 1860D-22(a) and 1860D-31) of the Social Security Act, and the applicable solicitation identified above, as well as all other applicable Federal statutes, regulations, and policies. This addendum is deemed to incorporate any changes that are required by statute to be implemented during the term of this addendum and any regulations or policies implementing or interpreting such statutory provisions.
B. CMS agrees to perform its obligations to the MA-PD Sponsor consistent with the regulations at 42 CFR §423.1 through 42 CFR §423.910 (with the exception of
Subparts Q, R, and S), sections 1860D-1 through 1860D-42 (with the exception of sections 1860D-22(a) and 1860D-31) of the Social Security Act, and the applicable solicitation, as well as all other applicable Federal statutes, regulations, and policies.
C. CMS agrees that it will not implement, other than at the beginning of a calendar year, regulations under 42 CFR Part 423 that impose new, significant regulatory requirements on the MA-PD Sponsor. This provision does not apply to new requirements mandated by statute.
D. This addendum is in no way intended to supersede or modify 42 CFR, Parts 417, 422 or 423. Failure to reference a regulatory requirement in this addendum does not affect the applicability of such requirements to the MA-PD Sponsor and CMS.
Article II
Functions to be Performed by the MA-PD Sponsor
A. ENROLLMENT
1. MA-PD Sponsor agrees to enroll in its MA-PD plan only Part D-eligible beneficiaries as they are defined in 42 CFR §423.30(a) and who have elected to enroll in MA-PD Sponsor’s Part C or Section 1876 benefit.

2. If the MA-PD Sponsor is a cost plan sponsor, the MA-PD Sponsor acknowledges that its Section 1876 plan enrollees are not required to elect enrollment in its Part
D plan.
B. PRESCRIPTION DRUG BENEFIT
1. MA-PD Sponsor agrees to provide the required prescription drug coverage as defined under 42 CFR §423.100 and, to the extent applicable, supplemental benefits as defined in 42 CFR §423.100 and in accordance with Subpart C of 42
CFR Part 423. MA-PD Sponsor also agrees to provide Part D benefits as described in the MA-PD Sponsor’s Part D bid(s) approved each year by CMS
(and in the Attestation of Benefit Plan and Price, attached hereto).
2. MA-PD Sponsor agrees to calculate and collect beneficiary Part D premiums in accordance with 42 CFR §§423.286 and 423.293.
3. If the MA-PD Sponsors is a cost plans sponsor, it acknowledge that its Part D benefit is offered as an optional supplemental service in accordance with 42 CFR
§417.440(b)(2)(ii).
C. DISSEMINATION OF PLAN INFORMATION
1. MA-PD Sponsor agrees to provide the information required in 42 CFR §423.48.
2. MA-PD Sponsor agrees to disclose information related to Part D benefits to beneficiaries in the manner and the form specified by CMS under 42 CFR
§§423.128 and 423.50 and in the “Marketing Materials Guidelines for Medicare
Advantage-Prescription Drug Plans (MA-PDs) and Prescription Drug Plans
(PDPs).”
3. MA-PD Sponsor certifies that all materials it submits to CMS under the File and
Use Certification authority described in the Marketing Materials Guidelines are accurate, truthful, not misleading, and consistent with CMS marketing guidelines.
D. QUALITY ASSURANCE/UTILIZATION MANAGEMENT
MA-PD Sponsor agrees to operate quality assurance, cost, and utilization management, medication therapy management programs, and support electronic prescribing in accordance with Subpart D of 42 CFR Part 423.
E. APPEALS AND GRIEVANCES
MA-PD Sponsor agrees to comply with all requirements in Subpart M of 42 CFR Part
423 governing coverage determinations, grievances and appeals, and formulary exceptions. MA-PD Sponsor acknowledges that these requirements are separate and distinct from the appeals and grievances requirements applicable to the MA-PD
Sponsor through the operation of its Part C or cost plan benefits.

F. PAYMENT TO MA-PD SPONSOR
1. MA-PD Sponsor and CMS agree that payment paid for Part D services under the addendum will be governed by the rules in Subpart G of 42 CFR Part 423.
2. If the MA-PD Sponsor is participating in the Part D Reinsurance Payment
Demonstration, described in 70 FR 9360 (Feb. 25, 2005), it affirms that it will not seek payment under the demonstration for services provided to employer group enrollees.
G. BID SUBMISSION AND REVIEW
If the MA-PD Sponsor intends to participate in the Part D program for the future year,
MA-PD Sponsor agrees to submit a future year’s Part D bid, including all required information on premiums, benefits, and cost-sharing, by the applicable due date, as provided in Subpart F of 42 CFR Part 423 so that CMS and the MA-PD Sponsor may conduct negotiations regarding the terms and conditions of the proposed bid and benefit plan renewal. MA-PD Sponsor acknowledges that failure to submit a timely bid under this section may affect the sponsor’s ability to offer a Part C plan, pursuant to the provisions of 42 CFR §422.4(c).
H. COORDINATION WITH OTHER PRESCRIPTION DRUG COVERAGE
1. MA-PD Sponsor agrees to comply with the coordination requirements with State
Pharmacy Assistance Programs (SPAPs) and plans that provide other prescription drug coverage as described in Subpart J of 42 CFR Part 423.
2. MA-PD Sponsor agrees to comply with Medicare Secondary Payer procedures as stated in 42 CFR §423.462.
I. SERVICE AREA AND PHARMACY ACCESS
1. The MA-PD Sponsor agrees to provide Part D benefits in the service area for which it has been approved by CMS to offer Part C or cost plan benefits utilizing a pharmacy network and formulary approved by CMS that meet the requirements of 42 CFR §423.120.
2. The MA-PD Sponsor agrees to ensure adequate access to Part D-covered drugs at out-of-network pharmacies according to 42 CFR §423.124.
3. MA-PD Sponsor agrees to provide benefits by means of point-of-service systems to adjudicate prescription drug claims in a timely and efficient manner in compliance with CMS standards, except when necessary to provide access in underserved areas, I/T/U pharmacies (as defined in 42 CFR §423.100), and longterm care pharmacies (as defined in 42 CFR §423.100).

4. MA-PD Sponsor agrees to contract with any pharmacy that meets the MA-PD
Sponsor’s reasonable and relevant standard terms and conditions. If MA-PD
Sponsor has demonstrated that it historically fills 98% or more of its enrollees’
prescriptions at pharmacies owned and operated by the MA-PD Sponsor (or presents compelling circumstances that prevent the sponsor from meeting the 98%
standard or demonstrates that its Part D plan design will enable the sponsor to meet the 98% standard during the contract year), this provision does not apply to
MA-PD Sponsor’s plan.
5. The provisions of 42 CFR §423.120(a) concerning the TRICARE retail pharmacy access standard do not apply to MA-PD Sponsor if the Sponsor has demonstrated to CMS that it historically fills more than 50% of its enrollees’ prescriptions at pharmacies owned and operated by the MA-PD Sponsor. MA-PD Sponsors excused from meeting the TRICARE standard are required to demonstrate retail pharmacy access that meets the requirements of 42 CFR §422.112 for a Part C contractor and 42 CFR §417.416(e) for a cost plan contractor.
J. COMPLIANCE PLAN/PROGRAM INTEGRITY
MA-PD Sponsor agrees that it will develop and implement a compliance plan that applies to its Part D-related operations, consistent with 42 CFR §423.504(b)(4)(vi).
K. LOW-INCOME SUBSIDY
MA-PD Sponsor agrees that it will participate in the administration of subsidies for low-income individuals according to Subpart P of 42 CFR Part 423.
L. BENEFICIARY FINANCIAL PROTECTIONS
The MA-PD Sponsor agrees to afford its enrollees protection from liability for payment of fees that are the obligation of the MA-PD Sponsor in accordance with 42
CFR §423.505(g).
M. RELATIONSHIP WITH RELATED ENTITIES, CONTRACTORS, AND
SUBCONTRACTORS
1. The MA-PD Sponsor agrees that it maintains ultimate responsibility for adhering to and otherwise fully complying with all terms and conditions of this addendum.
2. The MA-PD Sponsor shall ensure that any contracts or agreements with subcontractors or agents performing functions on the MA-PD Sponsor’s behalf related to the operation of the Part D benefit are in compliance with 42 CFR
§423.505(i).
N. CERTIFICATION OF DATA THAT DETERMINE PAYMENT

MA-PD Sponsor must provide certifications in accordance with 42 CFR §423.505(k).
Article III
Record Retention and Reporting Requirements
A. MAINTENANCE OF RECORDS
MA-PD Sponsor agrees to maintain records and provide access in accordance with 42
CFR §§423.504(d) and 505(d) and (e).
B. GENERAL REPORTING REQUIREMENTS
The MA-PD Sponsor agrees to submit to information to CMS according to 42 CFR
§§423.505(f), 423.514, and the “Final Medicare Part D Reporting Requirements,” a
document issued by CMS and subject to modification each program year.
C. CMS License For Use of Plan Formulary
PDP Sponsor agrees to submit to CMS each plan’s formulary information, including any changes to its formularies, and hereby grants to the Government[, and any person or entity who might receive the formulary from the Government,]
a non-exclusive license to use all or any portion of the formulary for any purpose related to the administration of the Part D program, including without limitation publicly distributing, displaying, publishing or reconfiguration of the information in any medium, including www.medicare.gov, and by any electronic, print or other means of distribution.
Article IV
HIPAA Transactions/Privacy/Security
A. MA-PD Sponsor agrees to comply with the confidentiality and enrollee record accuracy requirements specified in 42 CFR §423.136.
B. MA-PD Sponsor agrees to enter into a business associate agreement with the entity with which CMS has contracted to track Medicare beneficiaries’ true out-of-pocket costs.
Article V
Addendum Term and Renewal
A. TERM OF ADDENDUM

This addendum is effective from the date of CMS’ authorized representative’s signature through December 31, 2006. This addendum shall be renewable for successive one-year periods thereafter according to 42 CFR §423.506. MA-PD
Sponsor shall not conduct Part D-related marketing activities prior to October 1, 2005 and shall not process enrollment applications prior to November 15, 2005. MA-PD
Sponsor shall begin delivering Part D benefit services on January 1, 2006.
B. QUALIFICATION TO RENEW ADDENDUM
1. In accordance with 42 CFR §423.507, the MA-PD Sponsor will be determined qualified to renew this addendum annually only if—
(a) CMS informs the MA-PD Sponsor that it is qualified to renew its addendum; and
(b) The MA-PD Sponsor has not provided CMS with a notice of intention not to renew in accordance with Article VII of this addendum.
2. Although MA-PD Sponsor may be determined qualified to renew its addendum under this Article, if the MA-PD Sponsor and CMS cannot reach agreement on the Part D bid under Subpart F of 42 CFR Part 423, no renewal takes place, and the failure to reach agreement is not subject to the appeals provisions in Subpart N of 42 CFR Parts 422 or 423. (Refer to Article XI for consequences of nonrenewal on the Part C contract and the ability to enter into a Part C contract.)
Article VI
Nonrenewal of Addendum
A. NONRENEWAL BY THE MA-PD SPONSOR
1. MA-PD Sponsor may non-renew this addendum in accordance with 42
CFR 423.507(a).
2. If the MA-PD Sponsor non-renews this addendum under this Article, CMS cannot enter into a Part D addendum with the organization for 2 years unless there are special circumstances that warrant special consideration, as determined by CMS.
B. NONRENEWAL BY CMS
CMS may non-renew this addendum under the rules of 42 CFR 423.507(b). (Refer to
Article X for consequences of non-renewal on the Part C contract and the ability to enter into a Part C contract.)
Article VII
Modification or Termination of Addendum by Mutual Consent
This addendum may be modified or terminated at any time by written mutual consent in accordance with 42 CFR 423.508. (Refer to Article X for consequences of non-renewal on the Part C contract and the ability to enter into a Part C contract.)
Article VIII
Termination of Addendum by CMS
CMS may terminate this addendum in accordance with 42 CFR 423.509. (Refer to
Article X for consequences of non-renewal on the Part C contract and the ability to enter into a Part C contract.)
Article IX
Termination of Addendum by the MA-PD Sponsor
A. The MA-PD Sponsor may terminate this addendum only in accordance with 42 CFR
423.510.
B. CMS will not enter into a Part D addendum with an organization that has terminated its addendum within the preceding 2 years unless there are circumstances that warrant special consideration, as determined by CMS.
C. If the addendum is terminated under section A of this Article, the MA-PD Sponsor must ensure the timely transfer of any data or files. (Refer to Article X for consequences of non-renewal on the Part C contract and the ability to enter into a Part
C contract.)
Article X
Relationship Between Addendum and Part C Contract or 1876 Cost Contract
A. MA-PD Sponsor acknowledges that, if it is a Medicare Part C contractor, the termination or nonrenewal of this addendum by either party may require CMS to terminate or non-renew the Sponsor’s Part C contract in the event that such nonrenewal or termination prevents the MA-PD Sponsor from meeting the requirements of 42 CFR §422.4(c), in which case the Sponsor must provide the notices specified in this contract, as well as the notices specified under Subpart K of 42 CFR Part 422.
MA-PD Sponsor also acknowledges that Article X.B. of this addendum may prevent the sponsor from entering into a Part C contract for two years following an addendum termination or non-renewal where such non-renewal or termination prevents the MAPD
Sponsor from meeting the requirements of 42 CFR §422.4(c).
B. The termination of this addendum by either party shall not, by itself, relieve the parties from their obligations under the Part C or cost plan contracts to which this document is an addendum.

C. In the event that the MA-PD Sponsor’s Part C or cost plan contract (as applicable) is terminated or nonrenewed by either party, the provisions of this addendum shall also terminate. In such an event, the MA-PD Sponsor and CMS shall provide notice to enrollees and the public as described in this contract as well as 42 CFR Part 422,
Subpart K or 42 CFR Part 417, Subpart K, as applicable.
Article XI
Intermediate Sanctions
The MA-PD Sponsor shall be subject to sanctions and civil monetary penalties, consistent with Subpart O of 42 CFR Part 423.
Article XII
Severability
Severability of the addendum shall be in accordance with 42 CFR §423.504(e).
Article XIII
Miscellaneous
A. DEFINITIONS: Terms not otherwise defined in this addendum shall have the meaning given such terms at 42 CFR Part 423 or, as applicable, 42 CFR Part 422 or
Part 417.
B. ALTERATION TO ORIGINAL ADDENDUM TERMS: The MA-PD Sponsor
agrees that it has not altered in any way the terms of the MA-PD addendum presented for signature by CMS. MA-PD Sponsor agrees that any alterations to the original text the MA-PD Sponsor may make to this addendum shall not be binding on the parties.
C. ADDITIONAL CONTRACT TERMS: The MA-PD Sponsor agree to include in this addendum other terms and conditions in accordance with 42 CFR §423.505(j).
D. CMS APPROVAL TO BEGIN MARKETING AND ENROLLMENT ACTIVITIES:
The MA-PD Sponsor agrees that it must complete CMS operational requirements related to its Part D benefit prior to receiving CMS approval to begin MA-PD plan marketing activities relating to its Part D benefit. Such activities include, but are not limited to, establishing and successfully testing connectivity with CMS systems to process enrollment applications (or contracting with an entity qualified to perform such functions on MA-PD Sponsor’s behalf) and successfully demonstrating the capability to submit accurate and timely price comparison data. To establish and successfully test connectivity, the PDP Sponsor must, 1) establish and test physical connectivity to the CMS data center, 2) acquire user identifications and passwords, 3)
receive, store, and maintain data necessary to perform enrollments and send and receive transactions to and from CMS, and 4) check and receive transaction status information.

In witness whereof, the parties hereby execute this addendum.
FOR THE MA-PD SPONSOR

Printed Name Title

Signature Date

Organization Address
FOR THE CENTERS FOR MEDICARE & MEDICAID SERVICES

Patricia Smith Date
Director
Medicare Advantage Group
Center for Beneficiary Choices

Robert Donnelly Date
Director
Medicare Drug Benefit Group
Center for Beneficiary Choices

PART C/D BENEFIT PLAN(S) DESCRIPTION
TO BE ATTACHED TO MA CONTRACT
SECTION 1876/PART D OPTIONAL SUPPLEMENTAL BENEFIT PLAN
DESCRIPTION TO BE ATTACHED TO SECTION 1876 CONTRACT